CLOUGH GLOBAL OPPORTUNITIES FUND N-CSR

Exhibit 19.(c)

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/November 29, 2024 – On November 29, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on November 15, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 10/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.49%
Cumulative Distribution Rate on NAV^+	0.79%
Cumulative Total Return on NAV*	30.69%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2024**	1.78%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of October 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through November 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through October 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/December 30, 2024 – On December 30, 2024, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0480 per share to shareholders of record at the close of business on December 16, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04800	100.00%
Total (per common share)	0.04800	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.09600	100.00%
Total (per common share)	0.09600	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2024 through 11/30/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.34%
Cumulative Distribution Rate on NAV^+	1.56%
Cumulative Total Return on NAV*	2.56%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2024**	1.67%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of November 30, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through December 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2024 through November 30, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/January 31, 2025 – On January 31, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on January 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.14610	100.00%
Total (per common share)	0.14610	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2024 through 12/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	10.10%
Cumulative Distribution Rate on NAV^+	2.46%
Cumulative Total Return on NAV*	-0.18%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2024**	1.07%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of December 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through January 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2024 through December 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/February 28, 2025 – On February 28, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on February 18, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.19620	100.00%
Total (per common share)	0.19620	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2024 through 1/31/25)
Annualized Distribution Rate as a Percentage of NAV^	10.00%
Cumulative Distribution Rate on NAV^+	3.26%
Cumulative Total Return on NAV*	1.79%

Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2025**	1.03%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of January 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through February 28, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2024 through January 31, 2025.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/March 31, 2025 – On March 31, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on March 18, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.24630	100.00%
Total (per common share)	0.24630	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2024 through 2/28/25)
Annualized Distribution Rate as a Percentage of NAV^	10.31%
Cumulative Distribution Rate on NAV^+	4.22%
Cumulative Total Return on NAV*	-0.30%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/28/2025**	1.16%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of February 28, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through March 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2024 through February 28, 2025.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/April 30, 2025 – On April 30, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on April 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.29640	100.00%
Total (per common share)	0.29640	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 3/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	10.74%
Cumulative Distribution Rate on NAV^+	5.29%
Cumulative Total Return on NAV*	-3.26%

Average Annual Total Return on NAV for the 5-Year Period Ending 3/31/2025**	4.87%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of March 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through April 30, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through March 31, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/May 30, 2025 – On May 30, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on May 19, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.34650	100.00%
Total (per common share)	0.34650	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 4/30/2025)
Annualized Distribution Rate as a Percentage of NAV^	10.81%
Cumulative Distribution Rate on NAV^+	6.23%
Cumulative Total Return on NAV*	-3.00%

Average Annual Total Return on NAV for the 5-Year Period Ending 4/30/2025**	2.82%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of April 30, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through May 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through April 30, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/June 30, 2025 – On June 30, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on June 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.39660	100.00%
Total (per common share)	0.39660	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 5/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	10.26%
Cumulative Distribution Rate on NAV^+	6.77%
Cumulative Total Return on NAV*	3.21%

Average Annual Total Return on NAV for the 5-Year Period Ending 5/31/2025**	2.82%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of May 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through June 30, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through May 31, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/July 31, 2025 – On July 31, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on July 18, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.44670	100.00%
Total (per common share)	0.44670	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 6/30/2025)
Annualized Distribution Rate as a Percentage of NAV^	9.78%
Cumulative Distribution Rate on NAV^+	7.26%
Cumulative Total Return on NAV*	9.31%

Average Annual Total Return on NAV for the 5-Year Period Ending 6/30/2025**	2.57%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of June 30, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through July 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through June 30, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/August 29, 2025 – On August 29, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on August 18, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.49680	100.00%
Total (per common share)	0.49680	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 7/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	9.68%
Cumulative Distribution Rate on NAV^+	8.00%
Cumulative Total Return on NAV*	11.40%

Average Annual Total Return on NAV for the 5-Year Period Ending 7/31/2025**	1.05%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of July 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through August 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through July 31, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/September 30, 2025 – On September 30, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on September 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.54690	100.00%
Total (per common share)	0.54690	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 8/31/2025)
Annualized Distribution Rate as a Percentage of NAV^	9.51%
Cumulative Distribution Rate on NAV^+	8.65%
Cumulative Total Return on NAV*	14.39%

Average Annual Total Return on NAV for the 5-Year Period Ending 8/31/2025**	0.92%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of August 31, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through September 30, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through August 31, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcapital.com/cefs/glo

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL OPPORTUNITIES FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/October 31, 2025 – On October 31, 2025, the Clough Global Opportunities Fund (NYSE American: GLO) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0501 per share to shareholders of record at the close of business on October 17, 2025.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05010	100.00%
Total (per common share)	0.05010	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00000	0.00%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.59700	100.00%
Total (per common share)	0.59700	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/1/2024 through 9/30/2025)
Annualized Distribution Rate as a Percentage of NAV^	9.21%
Cumulative Distribution Rate on NAV^+	9.14%
Cumulative Total Return on NAV*	19.23%

Average Annual Total Return on NAV for the 5-Year Period Ending 9/30/2025**	2.14%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of September 30, 2025.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2024 through October 31, 2025.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2024 through September 30, 2025.

**The 5-year annualized total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcapital.com/cefs/glo/

Email: cloughclientinquiries@paralel.com